UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 5, 2015 (October 26, 2015)

Date of Report (Date of earliest event reported)

ZERO GRAVITY SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

NEVADA	000-55345	46-1779352
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

190 NW Spanish River Boulevard Boca Raton, Florida	33431
(Address of principal executive offices)	(Zip Code)

(561) 416-0400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Unless otherwise provided in this Current Report on Form 8-K, all references to “we,” “us,” “our,” or the “Company” refer to the Registrant, Zero Gravity Solutions, Inc.

Item 4.01 Changes in Registrant’s Certifying Accountant.

Item 4.01(a) Dismissal of Independent Accountant.

On October 26, 2015, the Company notified Sadler, Gibb & Associates, LLC (“Sadler Gibb”) that it was terminating its engagement letter with the Company and dismissing Sadler Gibb as its independent registered public accounting firm effective immediately.

During the years ended December 31, 2013 and December 31, 2014 and subsequent interim period through October 26, 2015 (the “Review Period”), there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K) with Sadler Gibb on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Sadler Gibb, would have caused Sadler Gibb to make reference on the subject matter of the disagreements in its reports. None of Sadler Gibb’s audit reports for the years ended December 31, 2014 or 2013 contained an adverse opinion or disclaimer of opinion, nor was any such report qualified or modified as to uncertainty, audit scope, or accounting principles, except to indicate that there was substantial doubt about the Company’s ability to continue as a going concern.

During the years ended December 31, 2013 and December 31, 2014 and through the subsequent interim period through October 26, 2015, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided Sadler Gibb with a copy of this Form 8-K, and has requested that Sadler Gibb furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of such letter, dated November 3, 2015, indicating that Sadler Gibb is in agreement with such disclosures, is filed as Exhibit 16.1 to this Form 8-K.

Item 4.01(b) Engagement of New Independent Accountant.

On October 29, 2015, the Company engaged Crowe GHP Horwath P.C. (“Crowe”), as its new independent registered public accounting firm effective immediately. Crowe will audit the Company’s financial statements for the fiscal year ended December 31, 2015 and will conduct reviews of the Company’s unaudited quarterly financial statements on an ongoing basis beginning with the financial statements for the quarter ended September, 30, 2015.

During the Review Period, neither the Company nor anyone on its behalf consulted with Crowe with respect to (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that Crowe concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue or (2) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits.

16.1 Letter dated November 3, 2015 from Sadler, Gibb & Associates, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zero Gravity Solutions, Inc.

Date: November 5, 2015	By:	/s/ Glenn Stinebaugh
Glenn Stinebaugh
Chief Executive Officer